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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                                 FINAL AMENDMENT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                 MARCH 10, 1999
                Date of Report (Date of earliest event reported)


                    FUND AMERICAN ENTERPRISES HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                       1-8993              94-2708455
(State or other jurisdiction of        (Commission         (I.R.S. Employer
 incorporation or organization)        file number)       Identification No.)


                     80 SOUTH MAIN STREET, HANOVER, NH 03755
                    (Address of principal executive offices)


                                 (603) 643-1567
              (Registrant's telephone number, including area code)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

The requisite information called for under this item is contained in Item 9 of the Registrant's 1998 Annual Report on Form 10-K which was filed with the Commission on March 30, 1999.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (c) Exhibits. The following exhibits are filed herewith:


     Exhibit No.     Description
     ----------      -----------
     16              Letter from KPMG LLP Re Change in Certifying Accountant (*)




(*) this exhibit was supplied as Exhibit 16 to the Registrant's 1998 Annual Report on Form 10-K which was filed with the Commission on March 30, 1999.
















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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              FUND AMERICAN ENTERPRISES HOLDINGS, INC.



Dated: April 6, 1999          By:  ______________/s/____________________
                                         Michael S. Paquette
                                         Senior Vice President and
                                         Controller


























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